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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION*

         In connection with the Annual Report of R. G. Barry Corporation (the "Corporation") on Form 10-K for the fiscal year ended January 3, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Thomas M. Von Lehman, Interim President and Chief Executive Officer of the Corporation, and Daniel D. Viren, Senior Vice President-Finance, Secretary and Treasurer of the Corporation, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Thomas M. Von Lehman                                 /s/ Daniel D. Viren
-----------------------------------------------          ------------------------------------------
Thomas M. Von Lehman                                     Daniel D. Viren
Interim President and Chief Executive Officer            Senior Vice President-Finance, Chief
(Principal Executive Officer)                            Financial Officer, Secretary and
                                                         Treasurer (Principal Financial Officer)

Dated:  April 2, 2004                                    Dated: April 2, 2004

* This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
     Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.